UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04058

The Korea Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2015

Date of reporting period: December 31, 2014

Item 1. Report to Shareholders

Semi-Annual Report

December 31, 2014

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2014 (unaudited)

During the July to December 2014 period, the MSCI Korea Index fell by 7.21% in Korean won (KRW) terms and by 14.59% in USD terms. The market decline was primarily driven by corporate governance issues at large conglomerates as well as weak earnings in the heavy industry and commodity related sectors. As a result of the strong US dollar, a weak Japanese yen and interest rate cuts by the Bank of Korea, the Korean won depreciated over the six months, giving back all the gains it made in the first half of 2014.

At the end of October 2014 the Bank of Japan announced an expansion of its quantitative easing program, which led to a sharp fall in the yen. This also dampened the sentiment in the Korean market as Korea and Japan are direct competitors in the export markets. While the Korean won has also been weakening in recent months, it has not depreciated as much as the yen and therefore Korean exporters and tourism related companies will likely face increased competitive pressures. However, the weaker won versus the US dollar and renminbi should partially offset the negative impact. There is also a good chance that the Korean government and the Bank of Korea would consider measures to mitigate the challenges posed by a weak yen. In fact, with the sharp fall in oil prices, Korea’s inflation has drifted below the 1.0% level and will likely trend lower. This may prompt the Bank of Korea to further cut interest rates which will support domestic asset prices.

The domestic economy in Korea remained weak in the second half of 2014. While the government proposed in the third quarter a number of policies designed to support consumption, it took until December for some of these measures to be passed by the national assembly. What seemed to have an impact relatively quickly was the easing of restrictions on mortgage lending, as both housing market transaction volumes and prices picked up in September and October 2014. However, the recovery has not yet been strong enough to have a significant impact on consumer spending. Other government measures that have been approved recently include raising the price cap on apartment presales and abolishing capital gains tax on reconstructed or redeveloped apartments. Over time, these measures should give a further boost to the housing market and benefit consumption.

Another major policy initiative of the government was to encourage, through changes in tax codes, the increase in dividend payout by the corporate sector. This was welcomed by investors as dividend yields of Korean equities are typically low and many large corporates do have a high level of cash. Investors’ hopes were dashed, however, when in September the Hyundai Motor Group decided to purchase a site for its new headquarter at a price of KRW 10 trillion, substantially higher than the appraised value.

Following strong responses from deeply disappointed minority shareholders, Hyundai Motor Group in November announced a share buyback program and stated that a significant increase

12.31.14	The Korea Fund, Inc. Semi-Annual Report	1

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2014 (unaudited) (continued)

in dividend payment would be considered. Later in the same month, Samsung Electronics also announced a share buyback program. In early 2015, both the Hyundai Motor Group and Samsung Electronics are expected to provide more details on their future dividend policies. If these two leading conglomerates decide to meaningfully improve capital return to shareholders, we believe an increased number of Korean companies are likely to follow suit.

Towards the end of 2014, there were renewed market jitters as the economic turmoil in Russia and the upcoming election in Greece clouded the outlook of the already weak European economy. If Europe suffers further economic instability or the euro weakens, there would be negative implications for Korean companies as the European Union and Russia together accounts for over 10% of Korea’s exports. On the other hand, the collapse in oil prices has led to concerns over deteriorating earnings of heavy industries and commodity producers. That said, the overall impact should be positive for Korea as the country is a net importer of oil.

Fund’s Performance

During the period from July 2014 to December 2014, the total return of the Korea Fund on NAV basis was -12.61% (net of fees). The share price performance was down 12.17% during the reporting period closing at USD37.52 per share, representing a discount of 9.28% to the NAV price. The Fund’s NAV outperformed the benchmark by 198 basis points during the period. Stock selection in industrials and information technology contributed the most to relative returns, while the overweight to consumer discretionary and the underweight to consumer staples detracted.

Market Outlook

With anemic growth expectations, equity investors may have an increased focus on dividends in 2015. Korea’s National Assembly recently passed the 2014 Tax Revision Bill, which, as proposed by the government, included two tax laws to encourage higher dividends. First, tax rates on dividend income were reduced from 31% to 25% for large shareholders and from 14% to 9% for minority shareholders. Second, a new 10% tax was introduced on undistributed earnings. While the 10% tax may seem moderate compared with a similar tax in Taiwan, it is a clear signal of the government’s policy intentions. As such, we believe those conglomerates with substantial cash holdings and strong cash flows, yet a low dividend payout ratio, will likely raise their dividend payment.

We sense that the Korean National Pension Service (“NPS”) has become increasingly vocal in demanding better capital returns from large corporates. The voice of the NPS carries a lot of weight in Korea, as it is the biggest domestic investor and manages the Korean public’s pension fund. In a recent forum on how the NPS should set dividend guidelines, there were suggestions

2	The Korea Fund, Inc. Semi-Annual Report	12.31.14

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2014 (unaudited) (continued)

that 1) the NPS should present a focus list of around 10 companies with low dividend payouts; 2) the NPS should make a proposal on dividends; and 3) the NPS should take follow-up actions if a company fails to change an unreasonable dividend policy. Overall, we believe the NPS will play a critical role in pushing for higher dividend payouts in the Korean equity market.

While the Korean market faces a challenging external environment and the domestic dividend theme will take time to play out, the market downside should be limited given the undemanding valuation. The MSCI Korea Index is trading at 9.8x PER, near its historical average. In terms of price-to-book multiple, the market is trading at 1.0x, at a significant discount to the 1.3x long term average.

The information contained herein has been obtained from sources believed to be reliable but the investment manager and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are solely those of the Fund’s Portfolio Manager and are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund’s annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund’s website at www.thekoreafund.com.

This information is unaudited and is intended for informational purposes only. It is presented only to provide information on investment strategies and opportunities. The Fund seeks long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange, where shares may trade at a premium or a discount. Holdings are subject to change daily.

12.31.14	The Korea Fund, Inc. Semi-Annual Report	3

The Korea Fund, Inc. Performance & Statistics

December 31, 2014 (unaudited)

Total Return(1)	Six Month	1 Year	5 Year	10 Year
Market Price	-12.17%	-9.06%	3.86%	6.61%
Net Asset Value (“NAV”)	-12.61%	-9.85%	3.78%	6.08	%(2)
MSCI Korea (Total Return)(3)	-14.59%	-11.12%	4.54%	8.35%
MSCI Korea (Price Return)(3)	-15.32%	-12.61%	3.40%	7.02%
KOSPI(4)	-11.93%	-8.56%	3.82%	7.25%

Premium (Discount) to NAV:

December 31, 2004 to December 31, 2014

Industry Breakdown (as a % of net assets):

Market Price/NAV:
Market Price	$37.52
NAV	$41.36
Discount to NAV	-9.28%

Ten Largest Holdings (as a % of net assets):
Samsung Electronics Co., Ltd.
Manufacturer of electronic parts	19.4%
SK Hynix, Inc.
Manufacturer of memory and non-memory semiconductors	9.4%
Hyundai Motor Co.
Manufacturer of automobiles	7.9%
Hyundai Development Co.-Engineering & Construction
Civil engineering and architecture construction businesses	6.6%
Korea Aerospace Industries Ltd.
Manufacturer of military and civilian aircrafts	4.7%
Hanssem Co., Ltd.
Manufacturer and distributor of kitchen and interior furniture	4.1%
Hankook Tire Co., Ltd.
Holding company for manufacturing and distribution of tires	4.1%
Paradise Co., Ltd.
Operates in the casino and hotel businesses	4.0%
SK Telecom Co., Ltd.
Provider of wireless communication services	4.0%
Shinhan Financial Group Co., Ltd.
Provider of financial products and services	3.5%

4	The Korea Fund, Inc. Semi-Annual Report	12.31.14

The Korea Fund, Inc. Performance & Statistics

December 31, 2014 (unaudited) (continued)

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.
Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.
An investment in the Fund involves risk, including the loss of principal. Total return, market price and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.
(2)	See Note 8 in the Notes to Financial Statements.
(3)	Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea (Total Return) returns assume reinvestment of dividends (net of foreign withholding taxes) while the MSCI Korea (Price Return) returns do not and, unlike Fund returns, do not reflect any fees or expenses. The Fund previously reported performance of the MSCI Korea (Custom Benchmark) representing a daily adjustment to the performance calculation of MSCI Korea if the weight of the semiconductor and semiconductor equipment industry is greater than 25% to account for the fact that the weighting of stocks in the semiconductor and semiconductor industry (including Samsung Electronics., Ltd. (“Samsung”)) in the MSCI Korea Index exceeded 25%, the maximum weighting permitted by the Fund’s concentration limits. During the period, MSCI reclassified Samsung from the semiconductor and semiconductor equipment industry to the technology hardware industry. Accordingly, the Fund has terminated the use of the MSCI Korea (Custom Benchmark). Total return for a period of more than one year represents the average annual return. Total return for a period of less than one year is not annualized.
(4)	The Korea Composite Stock Price Index (“KOSPI”) is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the “Korea Stock Exchange”). The KOSPI returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Total return for a period of more than one year represents the average annual return. Total return for a period of less than one year is not annualized.

12.31.14	The Korea Fund, Inc. Semi-Annual Report	5

The Korea Fund, Inc. Schedule of Investments

December 31, 2014 (unaudited)

Shares		Value
COMMON STOCK–96.5%
	Aerospace & Defense–4.7%
411,693	Korea Aerospace Industries Ltd.	$ 14,856,606

	Auto Components–6.3%
97,534	Halla Visteon Climate Control Corp.	4,297,031
271,000	Hankook Tire Co., Ltd.	12,878,347
17,400	Hyundai Wia Corp.	2,781,798

		19,957,176

	Automobiles–10.2%
163,398	Hyundai Motor Co.	24,960,037
151,671	Kia Motors Corp.	7,206,797

		32,166,834

	Banks–5.9%
430,790	DGB Financial Group, Inc.	4,428,146
53,026	Hana Financial Group, Inc.	1,535,754
54,018	KB Financial Group, Inc.	1,766,065
272,352	Shinhan Financial Group Co., Ltd.	10,947,219

		18,677,184

	Construction & Engineering–6.6%
598,850	Hyundai Development Co.-Engineering & Construction	20,997,971

	Hotels, Restaurants & Leisure–7.4%
82,960	Grand Korea Leisure Co., Ltd.	2,411,139
100,258	Hotel Shilla Co., Ltd.	8,316,036
598,073	Paradise Co., Ltd.	12,748,619

		23,475,794

	Household Durables–6.9%
114,431	Coway Co., Ltd.	8,725,544
126,183	Hanssem Co., Ltd.	13,115,861

		21,841,405

	Household Products–1.6%
9,100	LG Household & Health Care Ltd.	5,157,895

	Insurance–3.3%
387,550	Korean Reinsurance Co.	3,793,177
19,155	Samsung Fire & Marine Insurance Co., Ltd.	4,923,157
17,250	Samsung Life Insurance Co., Ltd.	1,826,582

		10,542,916

	Internet & Catalog Retail–3.4%
853,683	Interpark Corp.	7,081,443
178,219	Interpark INT Corp. (b)	3,687,610

		10,769,053

	Internet Software & Services–1.6%
7,835	NAVER Corp.	5,017,806

	IT Services–0.7%
10,552	SK C&C Co., Ltd.	2,043,642

	Metals & Mining–2.2%
18,940	Korea Zinc Co., Ltd.	6,922,879

	Multi-line Retail–2.8%
54,000	Shinsegae Co., Ltd.	8,864,288

6	The Korea Fund, Inc. Semi-Annual Report	12.31.14

The Korea Fund, Inc. Schedule of Investments

December 31, 2014 (unaudited) (continued)

Shares		Value
	Semiconductors & Semiconductor Equipment–9.4%
697,591	SK Hynix, Inc. (b)	$ 29,811,840

	Technology Hardware, Storage & Peripherals–19.5%
51,141	Samsung Electronics Co., Ltd.	61,483,961

	Wireless Telecommunication Services–4.0%
52,010	SK Telecom Co., Ltd.	12,681,327

	Total Investments (cost–$215,476,682) (a)–96.5%	305,268,577
	Other assets less liabilities–3.5%	10,985,363

	Net Assets–100.0%	$316,253,940

Notes to Schedule of Investments:

(a)	Securities with an aggregate value of $282,506,198, representing 89.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(b)	Non-income producing.
(c)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/14
Investments in Securities—Assets
Common Stock:
Household Products	$5,157,895	$—	—	$5,157,895
Insurance	4,923,157	5,619,759	—	10,542,916
Wireless Telecommunication Services	12,681,327	—	—	12,681,327
All Other	—	276,886,439	—	276,886,439

Totals	$22,762,379	$282,506,198	—	$305,268,577

At December 31, 2014, securities valued at $17,604,484 were transferred from Level 2 to Level 1. This transfer was the result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at June 30, 2014, which was not applied on December 31, 2014.

12.31.14	The Korea Fund, Inc. Semi-Annual Report	7

The Korea Fund, Inc. Statement of Assets and Liabilities

December 31, 2014 (unaudited)

Assets:

Investments, at value (cost–$215,476,682)	$305,268,577

Cash	703,603

Foreign currency, at value (cost–$8,531,008)	8,536,815

Dividends receivable (net of foreign withholding taxes)	2,291,156

Prepaid expenses	71,274

Total Assets	316,871,425

Liabilities:

Payable for shares repurchased	317,457

Investment management fees payable	201,631

Accrued expenses and other liabilities	98,397

Total Liabilities	617,485

Net Assets	$316,253,940

Net Assets:

Common Stock:

Par value ($0.01 per share, applicable to 7,645,774 shares issued and outstanding)	$76,458

Paid-in-capital in excess of par	227,852,976

Dividends in excess of net investment income	(1,664,609)

Accumulated net realized gain	194,335

Net unrealized appreciation	89,794,780

Net Assets	$316,253,940

Net Asset Value Per Share	$41.36

8	The Korea Fund, Inc. Semi-Annual Report	12.31.14	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Operations

December 31, 2014 (unaudited)

Investment Income:

Dividends (net of foreign withholding taxes of $478,354)	$2,317,934

Securities lending income, including income from invested cash collateral (net of rebates)	147,940

Interest (net of foreign withholding taxes of $1,039)	6,393

Total Investment Income	2,472,267

Expenses:

Investment management	1,325,048

Directors	196,420

Legal	184,015

Insurance	87,422

Custodian and accounting agent	86,001

Audit and tax services	54,765

Stockholder communications	26,390

New York Stock Exchange listing	13,615

Transfer agent	12,719

Miscellaneous	34,455

Total Expenses	2,020,850

Net Investment Income	451,417

Realized and Change in Unrealized Gain (Loss):

Net realized gain (loss) on:

Investments	9,498,404

Foreign currency transactions	(576,509)

Net change in unrealized appreciation/depreciation of:

Investments	(57,300,929)

Foreign currency transactions	(10,782)

Net realized and change in unrealized loss	(48,389,816)

Net Decrease in Net Assets Resulting from Investment Operations	$(47,938,399)

See accompanying Notes to Financial Statements	12.31.14	The Korea Fund, Inc. Semi-Annual Report	9

The Korea Fund, Inc. Statement of Changes in Net Assets

	Six Months ended December 31, 2014 (unaudited)	Year ended June 30, 2014

Investment Operations:

Net investment income (loss)	$451,417	$(1,194,476)

Net realized gain	8,921,895	22,454,854

Net change in unrealized appreciation/depreciation	(57,311,711)	49,790,777

Net increase (decrease) in net assets resulting from investment operations	(47,938,399)	71,051,155

Common Stock Transactions:

Cost of shares repurchased	(13,954,126)	(27,733,354)

Total increase (decrease) in net assets	(61,892,525)	43,317,801

Net Assets:

Beginning of period	378,146,465	334,828,664

End of period*	$316,253,940	$378,146,465

*Including dividends in excess of net investment income of:	$(1,664,609)	$(2,116,026)

Shares Activity:

Shares outstanding, beginning of period	7,988,733	8,689,284

Shares repurchased	(342,959)	(700,551)

Shares outstanding, end of period	7,645,774	7,988,733

10	The Korea Fund, Inc. Semi-Annual Report	12.31.14	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies

The Korea Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, as a closed-end, non-diversified management investment company organized as a Maryland corporation, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund has authorized 200 million shares of common stock with $0.01 par value.

The Fund’s investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In June 2014, the FASB issued an Accounting Standards Update (“ASU”) that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the Fund’s financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors (the “Board”), or persons acting at their discretion pursuant to procedures established by the Board. The Fund’s investments are valued daily and the net asset value (“NAV”) is calculated as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. For foreign equity securities (with certain exceptions, if any), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices).

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

12.31.14	The Korea Fund, Inc. Semi-Annual Report	11

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2014 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

•

Level 3—valuations based on significant unobservable inputs (including Allianz Global Investors U.S. LLC’s (the “Investment Manager” or “AllianzGI U.S.”) and the Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the six months ended December 31, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income on uninvested cash is recorded upon receipt. Dividend income is recorded on the ex-dividend date. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of the following year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes. Dividend and interest income on the Statement of Operations are shown net of any foreign taxes withheld on income from foreign securities.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Fund may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Fund’s tax positions for all open tax years.

As of December 31, 2014, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Fund’s federal income tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Strategy and Finance (formerly known as Minister of Finance and Economy) issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon

12	The Korea Fund, Inc. Semi-Annual Report	12.31.14

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2014 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Strategy and Finance has the power, with prior (posterior in case of urgency) public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

The Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment did not otherwise affect the Fund’s operations. For the six months ended December 31, 2014, the Fund incurred $328,087 in transaction taxes in connection with portfolio securities transferred by the Fund on the Korea Exchange.

Certain securities held by the Fund may be subject to aggregate or individual foreign ownership limits. These holdings are in industries that are deemed to be of national importance.

(f) Dividends and Distributions

The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(g) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

At December 31, 2014, the Korean WON/U.S. $ exchange rate was WON 1,099.15 to U.S. $1.

(h) Securities Lending

The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

The Fund did not have any securities on loan at December 31, 2014.

12.31.14	The Korea Fund, Inc. Semi-Annual Report	13

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2014 (unaudited) (continued)

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, foreign currency risk.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3. Investment Manager/Sub-Administrator

The Fund has an Investment Management Agreement (the “Management Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Management Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.75% of the value of the Fund’s average daily net assets up to $250 million; 0.725% of the next $250 million of average daily net assets; 0.70% of the next $250 million of average daily net assets; 0.675% of the next $250 million of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. For the six months ended December 31, 2014, the Fund paid investment management fees at an effective rate of 0.74% of the Fund’s average daily net assets.

The Investment Manager has retained its affiliate, Allianz Global Investors Fund Management LLC (the “Sub-Administrator” or “AGIFM”) to provide administrative services to the Fund. The Investment Manager, and not the Fund, pays a portion of the fee it receives as Investment Manager to the Sub-Administrator in return for its services. The Investment Manager and Sub-Administrator are indirect wholly-owned subsidiaries of Allianz SE, a publicly traded European insurance and financial services company.

4. Investments in Securities

For the six months ended December 31, 2014, purchases and sales of investments, other than short-term securities were $85,962,031 and $108,900,646, respectively.

14	The Korea Fund, Inc. Semi-Annual Report	12.31.14

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2014 (unaudited) (continued)

5. Income Tax Information

At December 31, 2014, the cost basis of portfolio securities for federal income tax purposes was $215,725,021. Gross unrealized appreciation was $103,708,890; gross unrealized depreciation was $14,165,334; and net unrealized appreciation was $89,543,556. The difference between book and tax cost basis was attributable to wash sale loss deferrals.

6. Discount Management Program

The Fund has a share repurchase program under which the Fund repurchases its common stock in the open market on any day that the Fund’s shares are trading at a discount of 8% or more from NAV the prior day and there is a daily average discount of 8% or more from NAV over the 5-day period ending the prior day. On each day that shares are repurchased, the Fund repurchases its shares to the maximum extent permitted by law unless the Investment Manager determines that such a repurchase would be detrimental to the Fund and its stockholders. In addition, on a day that shares can be repurchased, in addition to the limits set forth above, the Fund will repurchase shares only at such times that the market price represents a discount of 8% or more from the Fund’s closing NAV on the prior day. Under the program, the Fund is authorized to repurchase in each twelve month period ended June 30 up to 10% of its common stock outstanding as of June 30 the prior year.

For the six months ended December 31, 2014, the Fund repurchased 342,959 shares of its common stock on the open market at a total cost, inclusive of commissions ($0.03 per share), of $13,954,126 at a per-share weighted average discount to NAV of 9.10%. For the year ended June 30, 2014, the Fund repurchased 700,551 shares of its common stock on the open market at a total cost, inclusive of commissions ($0.03 per share), of $27,733,354 at a per-share weighted average discount to NAV of 9.38%.

7. Fund Ownership

At December 31, 2014, the City of London Investment Group PLC, Lazard Asset Management LLC, Advance Emerging Capital and 1607 Capital Partners held approximately 28%, 14%, 9% and 7%, respectively, of the Fund’s outstanding shares.

8. Fund Shares Issued

On December 22, 2008, the Fund declared a capital gain distribution of $90.30 per share. The distribution was made in newly issued Fund shares, based on the Fund’s market price per share on January 26, 2009 (“Pricing Date”), unless a cash election was made. The total cash distribution was limited to 20% of the aggregate dollar amount of the total distribution (excluding any cash paid in lieu of fractional shares). On January 29, 2009 (the payable date) the Fund issued 8,007,555 shares based on the market price of $21.99 per share on the Pricing Date. NAV total return for periods that include December 2008 and January 2009 had been calculated assuming that this capital gain distribution was paid entirely in newly issued Fund shares priced at the Fund’s NAV at the close of business on the Pricing Date. In addition, the Fund adjusted its NAV on December 31, 2008 for purposes of calculating performance by using the actual number of shares outstanding on such date (excluding any estimate of shares to be issued upon reinvestment).

9. Subsequent Events

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events that require recognition or disclosure.

12.31.14	The Korea Fund, Inc. Semi-Annual Report	15

The Korea Fund, Inc. Financial Highlights

For a share of stock outstanding throughout each period:

	Six Months ended December 31, 2014 (unaudited)		Year ended June 30,
			2014		2013		2012	2011	2010
Net asset value, beginning of period	$47.33		$38.53		$40.51		$54.59	$38.54	$29.41
Investment Operations:
Net investment income (loss)	0.06	(1)	(0.14	)(1)	(0.13	)(1)	(0.14)	0.01	0.02
Net realized and change in unrealized gain (loss)	(6.24)		8.56		(2.26)		(8.72)	16.29	9.01
Total from investment operations	(6.18)		8.42		(2.39)		(8.86)	16.30	9.03
Dividends and Distributions to Stockholders from:
Net investment income	—		—		—		—	(0.30)	—
Net realized gains	—		—		—		(5.45)	—	—
Total dividends and distributions to stockholders	—		—		—		(5.45)	(0.30)	—
Common Stock Transactions:
Accretion to net asset value resulting from share repurchases	0.21		0.38		0.41		0.23	0.05	0.10
Net asset value, end of period	$41.36		$47.33		$38.53		$40.51	$54.59	$38.54
Market price, end of period	$37.52		$42.72		$34.47		$36.56	$49.27	$34.74
Total Return: (2)
Net asset value	(12.61)%		22.84%		(4.89)%		(15.25)%	42.52%	31.04%
Market price	(12.17)%		23.93%		(5.72)%		(15.59)%	42.75%	26.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$316,254		$378,146		$334,829		$387,629	$549,089	$393,365
Ratio of expenses to average net assets	1.13	%(3)	1.13%		1.14%		1.12%	1.10%	1.19%
Ratio of net investment income (loss) to average net assets	0.25	%(3)	(0.33)%		(0.31)%		(0.29)%	0.02%	0.05%
Portfolio turnover rate	25%		60%		35%		43%	83%	89%

(1)	Calculated on average shares outstanding during the period.
(2)	Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return may reflect adjustments to conform to U.S. GAAP. Total investment return for a period of less than one year is not annualized.
(3)	Annualized.

16	The Korea Fund, Inc. Semi-Annual Report	12.31.14	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Stockholder Meeting Results/Proxy Voting Policies &

Procedures (unaudited)

Stockholder Meeting Results:

The Fund held its annual meeting of stockholders on October 30, 2014. Stockholders voted as indicated below:

	Affirmative	Against	Abstain
Re-election of Christopher B. Brader — Class II to serve until 2017	6,505,432	178,546	76,559

Ms. Marran H. Ogilvie and Messrs. Joseph T. Grause, Jr., Julian Reid and Richard A. Silver continue to serve as Directors of the Fund.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

12.31.14	The Korea Fund, Inc. Semi-Annual Report	17

The Korea Fund, Inc. Privacy Policy (unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with stockholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former stockholders’ personal information. To ensure our stockholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing stockholders’ needs to be served.

Obtaining Personal Information

In the course of providing stockholders with products and services, we may obtain non-public personal information about stockholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from stockholder transactions, from a stockholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet websites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by stockholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a stockholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering stockholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on stockholder satisfaction. These companies may have access to a stockholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a stockholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a stockholder has chosen to invest. In addition, we may disclose information about a stockholder or stockholder’s accounts to a non-affiliated third party only if we receive a stockholder’s written request or consent.

Sharing Information with Affiliates

We may share stockholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a stockholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a stockholder and may include, for example, a stockholder’s participation in one of the Funds or in other investment programs, a stockholder’s ownership of certain types of accounts (such as IRAs), or other data about a stockholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share stockholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard stockholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a stockholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such stockholders. In addition, we have physical, electronic and procedural safeguards in place to guard a stockholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

18	The Korea Fund, Inc. Semi-Annual Report	12.31.14

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Management Agreement (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Directors and a majority of the Directors who are not “interested persons” of the Investment Manager and its affiliates (the “Independent Directors”), voting separately, annually approve the continuation of your Fund’s investment management agreement (the “Management Agreement”) with the Investment Manager. Your Fund’s Board is comprised of five Directors, all of whom are Independent Directors. At an in-person meeting held on October 30, 2014, the Board approved the renewal of the Management Agreement. The Board’s review process and considerations in approving the Management Agreement are set forth below.

Review Process. The Board of Directors considers matters bearing on your Fund and the Management Agreement at each of its meetings. Specifically, the Board maintains an Investment Committee, comprised of all of the Directors and chaired by an experienced investment professional, which reviews investment related matters throughout the year. The Board (i) met four times during the past year to discuss Fund matters and at the regular quarterly meetings dedicated a substantial amount of time to reviewing the Investment Manager and its management of your Fund, (ii) met with senior management and portfolio managers of your Fund and the Investment Manager at each regular meeting, and (iii) received extensive information throughout the year regarding the management of your Fund, including information regarding various functions performed by the Investment Manager, such as portfolio management, compliance monitoring and portfolio trading practices. In addition, the Board continued its engagement of a third party research provider (the “Research Provider”) in connection with its ongoing review of your Fund’s performance, and received detailed information from the Research Provider at each quarterly meeting on the investment performance of a peer group comprised of U.S. and non-U.S. Korea funds, the consistency of investment style of the Investment Manager and the risk relative to return of your Fund’s investment portfolio.

In addition to the information the Board received at each quarterly meeting, in connection with its annual contract review, the Board received and relied upon materials provided by the Investment Manager, which included, among other items: (i) data supplied by Lipper, Inc. (“Lipper”), a leading third party provider of mutual fund information on the total return investment performance of your Fund over various time periods and the investment performance of a peer group of funds, (ii) information provided by Lipper on your Fund’s management fees and total expenses as well as the management fees and total expenses of a peer group of funds, (iii) information regarding the investment performance of comparable market indices (iv) information regarding the management fees of comparable portfolios of other clients of the Investment Manager and your Fund’s former sub-adviser (the “Former Sub-Adviser”) (as personnel of the Former Sub-Adviser continued to provide services to your Fund as “associated persons” of the Investment Manager), including open-end funds and other clients, (v) the profitability to the Investment Manager from its relationship with your Fund, (vi) descriptions of various administrative functions performed for your Fund by the Sub-Administrator, an affiliate of the Investment Manager, pursuant to an agreement between the Investment Manager and the Sub-Administrator, and (vii) information regarding the overall organization of the Investment Manager and the Sub-Administrator, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to your Fund. During the course of the contract review process, the Directors made various requests for additional information or explanations from the Investment Manager regarding information that had been provided, to which management responded either in writing or orally. The Board was assisted in its evaluation of the Management Agreement by counsel for your Fund, with whom it met separately from the Investment Manager.

The Directors’ conclusion as to the continuation of the Management Agreement was based on a comprehensive consideration of all information provided to the Board and not the result of any single issue. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the Board’s review of your Fund’s Management Agreement is the result of years of review and discussion, rather than one particular period. The Directors’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years.

Nature, Quality and Extent of Services. The Board considered the terms of the Management Agreement, including the scope of advisory services provided under the Management Agreement. The Board noted that, under the Management Agreement, the Investment Manager provides portfolio management and administrative services to your Fund. The Board noted that personnel of the Former Sub-Adviser provide portfolio management services to your Fund as “associated persons” of the Investment Manager. The Board also noted that the compliance personnel of the Former Sub-Adviser act as “associated persons” of the Investment Manager and report directly to the Investment Manager’s chief compliance officer. The Board observed that the Investment Manager delegates primary responsibility for administrative services to the Sub-Administrator. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Investment Manager and the Sub-Administrator to attract and retain high-quality personnel, and the organizational depth and stability of the Investment Manager and the Sub-Administrator. The Board observed that there had been some turnover of staff at the executive level within the Investment Manager and Sub-Administrator during the course of the past year. The Board noted that it was satisfied that the individuals appointed to open positions within the Investment Manager and

12.31.14	The Korea Fund, Inc. Semi-Annual Report	19

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Management Agreement (unaudited) (continued)

Sub-Administrator possessed comparable capabilities in their respective fields to those individuals that had left such positions.

The Board reviewed your Fund’s performance over various periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups compiled by Lipper, the Research Provider and the Board itself.

In the course of these deliberations, the Board took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding your Fund’s performance. The Board observed that, although its own peer group maintained by the Research Provider of 17 or 18 (varying for the one-, three- and five-year periods) comparative investible products in the Korean space was appropriate, there were limitations in the comparative performance data provided by Lipper, given that this peer group also includes Pacific funds (excluding Japan), which are generally not similarly situated to your Fund. In its review of your Fund’s performance against the aforementioned peer group of Korea funds maintained by the Research Provider, the Board observed that your Fund’s performance ranked in the 2nd quartile for each of the one-, three-, and five-year periods ended September 30, 2014. In connection with this review, the Board noted that this peer group contains funds both registered under the Investment Company Act of 1940 and entities registered in other jurisdictions that are subject to alternative regulatory regimes than your Fund with differing regulatory investment restrictions and may calculate their performance using differing methodologies, which the Board noted would affect particularly the comparative performance of such entities.

The Board observed that your Fund’s total return performance (based on net assets) had outperformed the KOSPI Index for each of the one-, three- and five-year periods ended September 30, 2014. The Board further observed that your Fund’s total return performance had outperformed the MSCI Korea Index (Total Return) for each of the one- and five-year periods ended September 30, 2014 and had slightly underperformed the MSCI Korea Index (Total Return) for the three-year period ended September 30, 2014. The Board also noted the Fund’s improved performance over the three- and five-year periods ended September 30, 2014. In addition, the Board noted a higher level of volatility in performance over time among the funds in the peer group assembled by the Research Provider, resulting in most such funds having periods of poor performance relative to their peers from time to time.

The Board discussed in detail the overall investment performance of your Fund. The Board discussed the depth of the Fund’s management team and noted the improvement in the Fund’s performance since the Fund’s portfolio manager had been replaced. The Board noted that, in the Research Provider’s view, the Fund’s portfolio manager had thus far delivered remarkable results through a solid understanding of Korea stocks since becoming portfolio manager of the Fund on March 1, 2014.

On the basis of this evaluation, the ongoing review of investment results by the Board in conjunction with the Investment Manager, the Board concluded that the nature, quality and extent of services provided by the Investment Manager and the Sub-Administrator was sufficient to support renewal of the Management Agreement.

Fees and Expenses. The Board considered your Fund’s investment management fee schedule, total expense ratio and comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by, and total expense ratios of, comparable funds. With respect to management fees paid to other investment advisers by comparable funds, the Board noted that the effective fee rates paid by your Fund were the third-lowest of the 11 member peer group compiled by Lipper (based on the management fees paid by your Fund for your Fund’s fiscal year ended June 30, 2014). The Board also considered the management fees charged by the Investment Manager and the Former Sub-Adviser to other clients, including open-end funds with investment strategies comparable to that of your Fund, and noted that the management fees paid by your Fund, with few exceptions, were generally lower than the fees paid by such clients of the Investment Manager and the Former Sub-Adviser. With respect to the sub-administration fee paid to the Sub-Administrator, the Board noted that the fee is paid by the Investment Manager out of its fee and not directly by your Fund. The Board also noted that it was not clear whether the peer funds selected by Lipper were charged such fees by their investment managers. The Board noted that your Fund’s total operating expenses were the second-lowest of the peer group compiled by Lipper (based on the operating expenses for your Fund’s fiscal year ended June 30, 2014).

The Board noted that, because your Fund is closed-end and does not make a continuous offer of its securities, your Fund’s size was relatively fixed and it would be unlikely that the Investment Manager would realize economies of scale from your Fund’s growth other than through capital gain. The Board noted its option to reconsider the management fee breakpoint levels in the future when your Fund’s assets grow substantially or should there be an opportunity to raise new money.

On the basis of the information provided, the Board concluded that management fee was reasonable and appropriate in light of the nature, quality and extent of services provided by the Investment Manager and the Sub-Administrator.

20	The Korea Fund, Inc. Semi-Annual Report	12.31.14

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Management Agreement (unaudited) (continued)

Profitability. The Board reviewed detailed information regarding revenues received by the Investment Manager under the Management Agreement. In considering the profitability of the Investment Manager, the Board noted that the Sub-Administrator is an affiliate of the Investment Manager and is paid by the Investment Manager and, therefore, did not consider its profitability separately. Based on the information provided, the Board concluded that the pre-tax profits realized by the Investment Manager in connection with the management of your Fund were not unreasonable.

Other Benefits to the Investment Manager and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by the Investment Manager and its affiliates, including any fees received by the Sub-Administrator for administrative services provided to your Fund. The Board also considered benefits to the Investment Manager and the Former Sub-Adviser related to brokerage allocations, including research generated by broker dealers, along with the incidental public relations benefits to the Investment Manager and Sub-Administrator related to your Fund’s advertising opportunities. The Board concluded that management fees were reasonable in light of these indirect benefits.

Compliance. The Board considered the significant attention and resources dedicated by the Investment Manager, Former Sub-Adviser and Sub-Administrator to documenting and enhancing their compliance processes. The Board noted in particular (i) the experience and seniority of the Investment Manager’s chief compliance officer and (ii) the substantial commitment of resources by the Investment Manager, Former Sub-Adviser and Sub-Administrator to compliance matters.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board determined that the Management Agreement should be continued for an additional one-year period commencing January 1, 2015.

12.31.14	The Korea Fund, Inc. Semi-Annual Report	21

Directors	Officers
Julian Reid Chairman of the Board of Directors	Joseph Quirk President & Chief Executive Officer
Christopher B. Brader Joseph T. Grause, Jr. Marran H. Ogilvie Richard A. Silver	Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo Secretary & Chief Legal Officer
Richard J. Cochran Assistant Treasurer
Thomas L. Harter Chief Compliance Officer

Investment Manager/Administrator

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Sub-Administrator

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.thekoreafund.com.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

AZ612SA-123114

AGI-2015-01-05-11264

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6.	SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share		(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs		(d) Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1-31, 2014	53,536	43.22	[1]	53,536	[2]	745,337	[2]
August 1-31, 2014	48,574	43.99	[1]	48,574	[2]	696,763	[2]
September 1-30, 2014	46,400	42.57	[1]	46,400	[2]	650,363	[2]
October 1-31, 2014	74,640	39.78	[1]	74,640	[2]	575,723	[2]
November 1-30, 2014	53,400	38.26	[1]	53,400	[2]	522,323	[2]
December 1-31, 2014	66,409	37.73	[1]	66,409	[2]	455,914	[2]
Totals	342,959			342,959
[1]	Subject to fees of up to $0.03 per share repurchased.
[2]	The Fund has a share repurchase program under which the Fund repurchases its common stock in the open market on any day that the Fund’s shares are trading at a discount of 8% or more from NAV the prior day and there is a daily average discount of 8% or more from NAV over the 5-day period ending the prior day. On each day that shares are repurchased, the Fund repurchases its shares to the maximum extent permitted by law unless the Investment Manager determines that such a repurchase would be detrimental to the Fund and its stockholders. In addition, on a day that shares are repurchased, in addition to the limits set forth above, the Fund will repurchase shares only at such times that the market price represents a discount of 8% or more from the Fund’s closing NAV on the prior day. Under the program, the Fund is authorized to repurchase in each twelve month period ended June 30 up to 10% of its common stock outstanding as of June 30 of the prior year.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant change in the registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Korea Fund, Inc.

By:	/s/ Joseph Quirk

Joseph Quirk President & Chief Executive Officer

Date:	March 2, 2015

By:	/s/ Larry Altadonna

Larry Altadonna Treasurer, Principal Financial & Accounting Officer

Date:	March 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph Quirk

Joseph Quirk President & Chief Executive Officer

Date:	March 2, 2015

By:	/s/ Larry Altadonna

Larry Altadonna Treasurer, Principal Financial & Accounting Officer

Date:	March 2, 2015